Exhibit 99.1 CORPORATE PRESENTATION June 2022 NASDAQ: MNTX NASDAQ CM: AGIL

Forward-Looking Statement and Non-GAAP Measures Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company's filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Non-GAAP Measures: Manitex International from time to time refers to various non-GAAP (generally accepted accounting principles) financial measures in this presentation. Manitex believes that this information is useful to understanding its operating results without the impact of special items. See Manitex’s Q4 2021 earnings release on the Investor Relations section of our website www.manitexinternational.com for a description and/or reconciliation of these measures. NASDAQ: MNTX 2

Overview Manitex International is a leading provider of mobile truck cranes, industrial lifting solutions, aerial work platforms, construction equipment and rental solutions that serve general construction, crane companies, and heavy industry. The company engineers and manufactures its products in North America and Europe, distributing through dealers worldwide. Our specialized applications and tailored solutions are renowned for their innovation, practicality, and quality. NASDAQ: MNTX 3

Changes at Manitex Announced April 11, 2022: Michael Coffey Named CEO, Acquisition of Rabern Rentals MICHAEL COFFEY ▪ 25 years of industry experience spanning operations management, strategic integrations, manufacturing, M&A as Director, General Manager, Chief Executive Officer, and Chief Operating Officer ▪ Experience includes heavy equipment manufacturing and service providers such as H-E Parts International, (sold to Hitachi Construction Machinery in 2016) a private equity backed enterprise, serving mining, oil & gas, and power generation markets, Old Castle Materials, a subsidiary of CRH International, and AMECO, a subsidiary of Fluor ▪ Worked with Manitex management to identify, negotiate, and close Rabern Rentals transaction RABERN RENTALS ▪ Annual revenues in 2021 of $21 million and $8 million Adjusted EBITDA ▪ Three locations, currently adding fourth, all in Texas ▪ Fleet/Rentals include 1,700 machines ▪ Gross Margins and Adjusted EBITDA margins are multiples of Manitex currently NASDAQ: MNTX 4

Mobile Lifting (Crane) Solutions STRAIGHT-MAST CRANES ARTICULATED CRANES NASDAQ: MNTX 5

Aerial Platform And Industrial Lifting Solutions AERIALS WORK PLATFORMS INDUSTRIAL CRANES NASDAQ: MNTX 6

Equipment Rental Market (USA) $64.7B by 2025 Strong Industry CAGR 4 Doubled in size Forecasted – 5% since 2000 Growth *Highly fragmented market HISTORICAL EQUIPMENT RENTAL SALES NASDAQ: MNTX 7

Investment Highlights ▪ Q1 Highlights included 28% increase in net sales and a record backlog of over $206 million as of 3/31/2022 ▪ Continued dominant 35% market share in straight-mast crane and growing share in large, consistently growing International (PM) markets ▪ Growing electric crane market presence through Valla ⎼ Valla Cranes | Oil & Steel Electric & Hybrid AWP ▪ Margin recovery plan in place with Rabern Rental acquisition, announced April 11, 2022, leading the way ▪ $35M-$40M in total liquidity (cash and credit line availability) as of April 11, 2022 NASDAQ: MNTX 8

Company Timeline Straight Mast Truck Cranes Electric & Traditional Industrial Cranes est. 1945 2002 Manitowoc est. 1959 (NYSE: MTW) Articulated Mobile Truck Cranes Acquires Grove Aerial Platforms est. 1995 2008 Manitex listed on 2015 Acquires PM Group | Oil Equipment Rentals Nasdaq: MNTX & Steel - Italy est. 1984 2013 Acquires Valla Spa, Italy APRIL Michael Coffey Appointed CEO Acquisition of Rabern Rentals 2002 2003 2008 2013 2014 2015 2018 2020 2022 Announces $17.5 million in debt repayments Terex takes invests $11.0 M in Tadano Ltd Invests $32.7 M in MNTX at Manitowoc divests Manitex MNTX at $11.00/share $11.19/share (Manitowoc Texas) NASDAQ: MNTX 9

Q1 Business Update HIGHLIGHTS ▪ First quarter net sales increased 28.1% to $60.4 million, and 13.2% sequentially, compared to $53.4 million in Q4 2021 ▪ Adjusted EBITDA was $2.7 million, or 4.5% of net sales in the first quarter of fiscal 2022 versus $1.9 million, or 3.9% of net sales in last year’s first quarter and $0.3 million in Q4 2021 ▪ Record $206 million backlog ▪ Book-to-bill ratio was 1.3:1 ▪ European business is 50% of total backlog BALANCE SHEET AND CREDIT OPERATIONS ▪ $31.5 million Total Net Debt ▪ Order pipeline remains robust, representing enduring demand (3/31/2022) ▪ Demand spans widely across product lines ▪ Leverage ratio of 3.5 times TTM EBITDA (3/31/2022) ▪ Supply chain constraints and higher raw material costs ▪ $35-$40 million in Total Cash and still an issue, being mitigated as much as possible Credit Availability (4/11/2022) ▪ Re-integrating Valla with O&S for efficiency gains ▪ Badger line absorbed into existing operations NASDAQ: MNTX 10

Company Growth Roadmap 2022 Q1 2023-2025 YR TARGET Global articulating crane market remains in growth mode with PM run-rated annual sales $240M $300M - $320M of $120M at an all-time high since integration ANNUAL RUN-RATE REVENUES REVENUES with Manitex Manitex straight-mast cranes back to growth in North America 20% - 22% 16.8% GM Oil & Steel aerials growing at record pace GM with new self-propelled products Valla | Oil & Steel zero-emission cranes gaining share with new product development $206M $30M - $35M Continued growth expected for all products BACKLOG ADJUSTED EBITDA with new Infrastructure bill, utility expansions globally, and record commodity prices driving mining expansions $2.7M 10% ADJ. EBITDA ADJ. EBITDA MARGIN NASDAQ: MNTX 11

Our Primary Regions – Worldwide Service 51% 32% NORTH WESTERN AMERICA EUROPE 9% 3% 5% SOUTH Middle East and ASIA AND Eastern Europe AMERICA OTHER NASDAQ: MNTX 12

End-Markets STRAIGHT MAST CRANES ARTICULATED CRANES ▪ Leading 35% market share▪ $2.3B Global Market ▪ Rugged design apt for on road to ⎼ $1.3B Western Europe and off-road applications⎼ $350M North America ▪ Preferred solution for Oil & Gas ⎼ High growth Rate applications• Versatile & Practice Solutions • PM Geographically Diverse EQUIPMENT RENTALS INDUSTRIAL LIFT & AERIAL WORK PLATFORMS ▪ Global Market $15.6B with expected ▪ $64B Est. North American Market CAGR 6.5% * Size ‘25 ▪ Leading zero-emission technology ▪ Under-served Mid-Market ⎼ Full Electric | Hybrid Opportunity ▪ Globally aligned product offering ▪ Marginal contribution high ▪ Strong industrial and commercial ▪ Synergies with product design acceptance strong ▪ Positioned well for rental market NASDAQ: MNTX * Source Grand View Research 13

Products Brands and End Markets

MANITEX

Brand	PRODUCT SOLUTIONS	MARKETS
Manitex	▪ Mobile Straight-mast cranes ▪ Crane Mounted Aerial Work Platforms ▪ Mobile lifting solutions to 65T ▪ Versatile and Highly Serviceable	▪ Oil & Gas (Upstream | Refining | Downstream) – North America | Mid-East ▪ Energy Transmission ▪ Industrial | Transportation | Mining & Metals
PM	▪ Mobile Articulated Truck Cranes ▪ Specialty metro area solutions ▪ Versatile with unique tailoring capabilities ▪ Highly Serviceable	▪ Growing acceptance of articulated cranes in North American markets ▪ Tailored to general construction, material delivery, waste removal semi or fully remote controlled
OIL & STEEL AERIAL PLATFORMS	▪ Truck mounted & self-drive solutions ▪ Leading net-zero emissions technology ▪ Universally accepted applications (EU / Americas	▪ General construction ▪ Industrial maintenance ▪ Mobile aerial maintenance
Valla MANITEX	▪ Zero-emissions precision pick & carry cranes ▪ 2.5T – 90T solutions ▪ Self-driven or remote ▪ Ingenious crane to forklift, window glazing, multi-function attachments	▪ Aerospace ▪ Clean Room applications ▪ Industrial environments / Manufacturing ▪ Remanufacturing & Repair
Rabern RENTALS	▪ Heavy | Light Duty Equipment Rentals ▪ Construction Consumables ▪ Servicing Amarillo Market ▪ 3 locations (4th currently being added in Lubbock, TX)	▪ General Construction ▪ Road / Highway and Civil ▪ Landscaping & Tree Care ▪ Highrise, shut-down and in plant maintenance

NASDAQ: MNTX

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The Articulated Truck Crane Market $2.3 BILLION GLOBALLY South America 7% (Management Estimates, US$, Millions) Asia Pac/ME 8% Eastern Europe Western Europe 10% 58% North America and Central America 17% PRINCIPAL INDUSTRY PARTICIPANTS NORTH AMERICAN ARTICULATED CRANE MARKET IS GROWING ▪ Large Market of $2.3 BN far exceeds that of straight mast boom truck market (Global) ▪ PM has a geographically diverse customer base ▪ Launched Manitex-branded (MAC) articulated cranes in North American markets in 2020 NASDAQ: MNTX 15

Replacements Parts & Service ▪ Consistent recurring revenue stream throughout the cycle ▪ Typically generates 10%-20% of net sales in a quarter/year ▪ Typically carry 2x gross margin of core equipment business ▪ Spares relate to swing drives, rotating components, cylinders, booms and other components, many of which are proprietary ▪ Serve additional brands ▪ Service team for crane equipment ▪ Proprietary e-commerce dealer system implemented in principal operations NASDAQ: MNTX 16

FINANCIAL OVERVIEW NASDAQ: MNTX 17

Financial Summary KEY STATISTICS CAPITALIZATION Stock Price (3/31/22) $7.28 per share Wtd Avg Basic Shares (3/31/22) 20.0M Market Cap (3/31/22) $145.6 M Wtd Avg Diluted Shares (3/31/22) 20.0M Total Ent. Value (3/31/22) $177.2 M Total NET Debt (3/31/22) $ 31.6M Ticker / Exchange MNTX/Nasdaq CM $000, except % as adjusted Q1 2022 2021* 2020* 2019* 2018 2017 Revenues 60,400 $211,539 $167,498 $215,492 $242,107 $213,112 Gross Margin (%) 16.8% 17.1% 18.4% 19.0% 19.4% 19.8% Adjusted EBITDA $2,700 $8,011 $5,706 $13,846 $17,409 $13,765 Adj. EBITDA Margin (%) 4.5% 3.8% 3.4% 6.4% 7.2% 6.5% Adjusted Net income (loss) 943 250 ($2,372) $4,768 $6,018 $3,278 Backlog 205,700 188,981* $67,967 $65,263 $66,735 $61,530 * Results shown are from Continuing Operations NASDAQ: MNTX 18

Q1 2022 Financial Update (in $millions except GM) SALES GROSS MARGIN % 19.1% 18.7% $70 20% 14.8% 16.8% 60.4 60.0 15.8% adjusted $60 53.4 50.9 47.2 $50 8.7% 10% $40 8.7% $30 0% $20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 ADJUSTED EBITDA BACKLOG $5.0 $250 4.2 205.7 $4.0 189.0 $200 2.7 $3.0 $150 113.6 111.2 1.9 $2.0 1.6 83.8 $100 $1.0 $50 0.3 $0.0 $0 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Notes: All numbers expressed in Millions except Gross Margin. NASDAQ: MNTX 19

Net Debt March 31, 2022 December 31, 2021 March 31, 2021 Total cash & cash equivalents $ 1 5,745 $ 21,581 $ 1 6,075 Notes payable - short term $ 20,388 $ 18,401 $ 16,995 Current portion of finance leases 450 399 344 Notes payable - long term 9,939 1 0,089 13,067 Finance lease obligations - LT 3,775 3,822 4,128 Revolver, net 12,730 1 2,717 12,644 Total debt $ 4 7,282 $ 4 5,428 $ 4 7,178 Net debt $ 3 1,537 $ 23,847 $ 3 1,103 NASDAQ: MNTX 20

Why MNTX? ▪ North American markets are recovering due to COVID dangers mitigating, infrastructure bill, replacement cycle ⎼ Record backlog of $206 million ▪ A dominant 35% market share participant in straight-mast crane and growing share in large, consistently growing International (PM) markets ▪ Growing electric net zero emission product solutions ▪ EBITDA margins recovering from COVID-related supply chain challenges ▪ Long term outlook anticipates 200% increase in EBITDA margin ▪ Leverage ratio of 3.5x at 3/31/22; total liquidity of approximately $30 million NASDAQ: MNTX 21

Click to edit Master title style THANK YOU NASDAQ: MNTX 22 NASDAQ: MNTX

APPENDIX NASDAQ: MNTX

Appendix – Reconciliations RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED NET INCOME (LOSS) Three Months Ended March 31, 2022 December 31, 2021 March 31, 2021 Net income (loss) $ 230 $ (8 ,065) $ (772) Adjustments, including net tax impact 713 6,411 664 Adjusted net income (loss) $ 943 $ (1,654) $ (1 08) Weighted diluted shares outstanding 20,014,180 19,935,512 19,845,064 Diluted earnings (loss) per share as reported $ 0.01 $ (0 .40) $ (0 .04) Total EPS effect $ 0 .04 $ 0 .32 $ 0.03 Adjusted diluted earnings (loss) per share $ 0.05 $ (0 .08) $ (0 .01) NASDAQ: MNTX 24

Appendix – Reconciliations RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED EBITDA (IN THOUSANDS) Three Months Ended March 31, 2022 December 31, 2021 March 31, 2021 Net Income (loss) $ 230 $ (8,065) $ (772) Interest expense 505 511 521 Tax expense 132 374 292 Depreciation and amortization expense 1,145 1,004 1,130 EBITDA $ 2,012 $ (6,176) $ 1,171 Adjustments: Litigation / legal settlement $ 318 $ 682 $ 90 Rabern transaction costs 314 - - Stock compensation 232 240 299 Inventory impairment - 3,226 - Impairment of Intangibles - 2 ,078 - FX 49 122 215 Restructuring costs 29 81 68 Valla earnout (202) - - Other (27) 60 15 Total Adjustments $ 713 $ 6,489 $ 687 Adjusted EBITDA $ 2,725 $ 313 $ 1,858 Adjusted EBITDA as % of sales 4.5% 0.6% 3.9% NASDAQ: MNTX 25